UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HENNESSY CAPITAL INVESTMENT CORP. VI
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED AUGUST 29, 2024

Hennessy Capital Investment Corp. VI
195 US Highway 50, Suite 309
Zephyr Cove, NV 89448

LETTER TO STOCKHOLDERS

To the stockholders of Hennessy Capital Investment Corp. VI:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”) of Hennessy Capital Investment Corp. VI (“we”, “us”, “our” or the “Company”) to be held at [            ] Eastern time on [            ], 2024.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting [            ].

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the accompanying proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [            ], 2024 and is first being mailed to stockholders of the Company on or about [            ], 2024. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 1, 2021 (including the additional units sold on October 21, 2021 pursuant to the partial exercise of the underwriters’ over-allotment option) (the “IPO”), from September 30, 2024 to [            ], 2025 (the “Extension”, and such later date, as may be subsequently extended, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), and to allow the Company, without another stockholder vote, to elect, by resolution of the Board, to further extend the Extended Date to consummate a business combination up to three times for an additional one month each time, until up to [            ], 2025 (an “Additional Charter Extension Date”), unless the closing of a business combination shall have occurred prior thereto;

2)      a proposal to amend the Charter in the form set forth in Annex B to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal”), to remove from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million (the “Redemption Limitation”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Proposals are more fully described in the accompanying Proxy Statement. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

As previously announced, on June 17, 2024, we entered into a business combination agreement (the “Business Combination Agreement”) with Namib Minerals, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”) and a direct wholly-own subsidiary of The Southern SelliBen Trust, a registered New Zealand foreign trust, Midas SPAC Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“SPAC Merger Sub”), Cayman Merger Sub Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Company Merger Sub”), and Greenstone Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Greenstone”).

Pursuant to the Business Combination Agreement, the parties thereto will enter into a business combination transaction (the “Greenstone Business Combination”) by which, among other things, (a) Company Merger Sub will be merged with and into Greenstone (the “Company Merger”), with Greenstone being the surviving entity of the Company Merger and becoming a wholly-owned subsidiary of PubCo; and (b) immediately following the Company Merger, SPAC Merger Sub will be merged with and into SPAC (the “SPAC Merger” and, together with the Company Merger, the “Mergers”), with SPAC being the surviving entity of the SPAC Merger and becoming a wholly-owned subsidiary of PubCo. Upon closing of the Mergers, SPAC and Greenstone each will become a direct wholly-owned subsidiary of PubCo, and PubCo will become a publicly traded company operating under the name “Namib Minerals,” and its ordinary shares and warrants are expected to trade on The Nasdaq Capital Market under the ticker symbols “NAMM” and “NAMMW,” respectively. The proposed Mergers and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) are expected to be consummated after receiving the required approval by our stockholders and Greenstone’s shareholders and the satisfaction of certain other conditions precedents in the Business Combination Agreement. For additional information about the Business Combination Agreement and the transactions completed thereby, please see the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 18, 2024.

While the Company has entered into the Business Combination Agreement and anticipates consummating the Transactions, our Board currently believes that there will not be sufficient time before September 30, 2024 to complete the Greenstone Business Combination (or any other Business Combination). Accordingly, the Board believes that in order to be able to facilitate the consummation of the Greenstone Business Combination (or any other Business Combination), we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date (or Additional Charter Extension Date, if applicable) in order for our stockholders to have the opportunity to participate in our future investment.

The purpose of the Redemption Limitation Amendment Proposal is to facilitate the consummation of a Business Combination by eliminating from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, including in connection with any redemption upon consummation of a Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date (or Additional Charter Extension Date, if applicable). Our sponsor, Hennessy Capital Partners VI LLC (the “Sponsor”), Blackrock Credit Alpha Master Fund LP, HC NCBR Blackrock Financial Management, The Obsidian Master Fund, D. E. Shaw Valence Portfolios, L.L.C, Arena Capital Advisors, LLC, Highbridge Tactical Credit Master Fund, L.P., Highbridge SPAC Opportunity Fund, L.P., Apollo Atlas Master Fund LLC, Apollo A-N credit fund (Delaware), L.P., Apollo PPF Credit Strategies, Apollo SPAC Fund I LP, Apollo credit strategies master fund ltd., Antara Capital Total Return SPAC Master Fund LP, Polar Multi-Strategy Master Fund, Kepos Special Opportunities Master Fund L.P., Kepos Alpha Master Fund L.P., Brookdale International

Partners, L.P., Brookdale Global Opportunity Fund, Magnetar Discovery Master Fund Ltd, Magnetar Capital Master Fund Ltd, Purpose Alternative Credit Fund — T LLC, Purpose Alternative Credit Fund Ltd, Magnetar SC Fund Ltd, Magnetar Lake Credit Fund LLC, Magnetar Constellation Fund II, Ltd, Magnetar Structured Credit Fund, LP, Magnetar Xing He Master Fund Ltd, and Magnetar Constellation Master Fund, Ltd (collectively, the “Anchor Investors”), and our former and current directors and executive officers collectively own 11,364,318 shares of our Class B common stock (the “Founder Shares”), that were issued to them prior to the IPO, and 7,212,394 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor and the Anchor Investors in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [            ], 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of June 30, 2024, based on funds in the Trust Account of approximately $56.2 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.66 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $56.2 million that was in the Trust Account as of June 30, 2024. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors. The closing price of the Company’s Class A common stock on [            ], 2024 as reported on The Nasdaq Stock Market LLC (“Nasdaq”) was $ [            ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the Greenstone Business Combination) by September 30, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 30, 2024 and subsequently wind up. In the event of a liquidation, our Sponsor, the Anchor Investors, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment or the Redemption Limitation at any time without any further action by our stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

The Board has fixed the close of business on [            ], 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were [            ] shares of our Class A common stock and [            ] shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination if a Business Combination is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

AFTER CAREFUL CONSIDERATION OF THE TERMS AND CONDITIONS OF THE PROPOSALS AND ALL OTHER RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD HAS APPROVED AND DECLARED ADVISABLE AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

[ ], 2024	By Order of the Board of Directors

Daniel J. Hennessy
Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or online at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [            ], 2024: The accompanying notice of meeting and Proxy Statement are available at [            ].

Hennessy Capital Investment Corp. VI
195 US Highway 50, Suite 309
Zephyr Cove, NV 89448

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

The special meeting of stockholders (the “Meeting”) of Hennessy Capital Investment Corp. VI (“we”, “us”, “our” or the “Company”) to be held at [            ] Eastern time on [            ], 2024.

The Meeting will be held at [            ] Eastern time on [            ], 2024 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at [            ]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), in the form set forth in Annex A to this proxy statement (the “Proxy Statement”) (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 1, 2021 (including the additional units sold on October 21, 2021 pursuant to the partial exercise of the underwriters’ over-allotment option) (the “IPO”), from September 30, 2024 to [            ], 2025 (the “Extension”, and such later date, as may be subsequently extended, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), and to allow the Company, without another stockholder vote, to elect, by resolution of the Board to further extend the Extended Date to consummate a business combination up to three times for an additional one month each time, until up to [            ], 2025 (an “Additional Charter Extension Date”), unless the closing of a business combination shall have occurred prior thereto;

2)      a proposal to amend the Charter in the form set forth in Annex B to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal the “Redemption Limitation Amendment Proposal”), to remove from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million (the “Redemption Limitation”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

As previously announced, on June 17, 2024, we entered into a business combination agreement (the “Business Combination Agreement”) with Namib Minerals, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”) and a direct wholly-own subsidiary of The Southern SelliBen Trust, a registered New Zealand foreign trust, Midas SPAC Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“SPAC Merger Sub”), Cayman Merger Sub Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Company Merger Sub”), and Greenstone Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Greenstone”).

Pursuant to the Business Combination Agreement, the parties thereto will enter into a business combination transaction (the “Greenstone Business Combination”) by which, among other things, (a) Company Merger Sub will be merged with and into Greenstone (the “Company Merger”), with Greenstone being the surviving entity of the Company Merger and becoming a wholly-owned subsidiary of PubCo; and (b) immediately following the Company Merger, SPAC Merger Sub will be merged with and into SPAC (the “SPAC Merger” and, together with the Company Merger, the “Mergers”), with SPAC being the surviving entity of the SPAC Merger and becoming a wholly-owned subsidiary of PubCo. Upon closing of the Mergers, SPAC and Greenstone each will become a direct wholly-owned subsidiary of PubCo, and PubCo will become a publicly traded company operating under the name “Namib Minerals,” and its ordinary shares and warrants are expected to trade on the Nasdaq Capital Market under the ticker symbols “NAMM” and “NAMMW,” respectively. The proposed Mergers and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) are expected to be consummated after receiving the required approval by our stockholders and Greenstone’s shareholders and the satisfaction of certain other conditions precedents in the Business Combination Agreement. For additional information about the Business Combination Agreement and the transactions completed thereby, please see the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 18, 2024.

While the Company has entered into the Business Combination Agreement and anticipates consummating the Transactions, our Board currently believes that there will not be sufficient time before September 30, 2024 to complete the Greenstone Business Combination (or any other Business Combination). Accordingly, the Board believes that in order to be able to facilitate the consummation of the Greenstone Business Combination (or any other Business Combination), we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date (or Additional Charter Extension Date, if applicable) in order for our stockholders to have the opportunity to participate in our future investment.

The purpose of the Redemption Limitation Amendment Proposal is to facilitate the consummation of a Business Combination by eliminating from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, including in connection with any redemption upon consummation of a Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal and/or Redemption Limitation Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and/or Redemption Limitation Agreement Proposal. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, Hennessy Capital Partners VI LLC (the “Sponsor”), Blackrock Credit Alpha Master Fund LP, HC NCBR Blackrock Financial Management, The Obsidian Master Fund, D. E. Shaw Valence Portfolios, L.L.C, Arena Capital Advisors, LLC, Highbridge Tactical Credit Master Fund, L.P., Highbridge SPAC Opportunity Fund, L.P., Apollo Atlas Master Fund LLC, Apollo A-N credit fund (Delaware), L.P., Apollo PPF Credit Strategies, Apollo SPAC Fund I LP, Apollo credit strategies master fund ltd., Antara Capital Total Return SPAC Master Fund LP, Polar Multi-Strategy Master Fund, Kepos Special Opportunities Master Fund L.P., Kepos Alpha Master Fund L.P., Brookdale International Partners, L.P., Brookdale Global Opportunity Fund, Magnetar Discovery Master Fund Ltd, Magnetar Capital Master Fund Ltd, Purpose Alternative Credit Fund — T LLC, Purpose Alternative Credit Fund Ltd, Magnetar SC Fund Ltd, Magnetar Lake Credit Fund LLC, Magnetar Constellation Fund II, Ltd, Magnetar Structured Credit Fund, LP, Magnetar Xing He Master Fund Ltd, and Magnetar Constellation Master Fund, Ltd (collectively, the “Anchor Investors”), and our former and current directors and executive officers collectively own 11,364,318 shares of our Class B common stock (the “Founder Shares”), that were issued to them prior to the IPO, and 7,212,394 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor and the Anchor Investors in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [            ], 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of June 30, 2024, based on funds in the Trust Account of approximately $56.2 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.66 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $56.2 million that was in the Trust Account as of June 30, 2024. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors. The closing price of the Company’s Class A common stock on [            ], 2024 as reported on The Nasdaq Stock Market LLC (“Nasdaq”) was $[            ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the Greenstone Business Combination) by September 30, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by September 30, 2024 (the “Combination Period”) and subsequently wind up. In the event of a liquidation, our Sponsor, the Anchor Investors, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment or the Redemption Limitation at any time without any further action by our stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of taxes payable, except as to any claims by a third party that executed a waiver of any and all rights to the monies held in the Trust Account (whether any such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in the IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated September 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date (or Additional Charter Extension Date, if applicable). Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date (or Additional Charter Extension Date, if applicable), if the Extension Amendment Proposal is approved.

The Board has fixed the close of business on [            ], 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were [            ] shares of our Class A common stock and [            ] shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This Proxy Statement contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $[            ] in connection with its services to us, of which $[            ] is payable upon the closing of a Business Combination. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated [            ], 2024 and is first being mailed to stockholders on or about [            ], 2024.

[ ], 2024
By Order of the Board of Directors

Daniel J. Hennessy
Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the accompanying proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting of stockholders, to be held at [    ] Eastern time on [    ], 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the accompanying proxy card were first sent to our stockholders on or about [    ], 2024.

We are a blank check company incorporated in January 2021 as a Delaware corporation and formed for the purpose of effecting a Business Combination with one or more businesses. On October 1, 2021, we consummated the IPO, as well as a private placement, from which we derived gross proceeds of approximately $340,929,540 in the aggregate. Following the closing of the IPO, a total of $340,929,540, comprised of $334,110,949.20 of the proceeds from the IPO (which amount includes $11,933,000 of the underwriters’ deferred fees) and $6,818,590.80 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based Trust Account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, September 30, 2024 or [    ], if the Extension Amendment Proposal is approved). The Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date (or Additional Charter Extension Date, if applicable) in order to allow us more time to complete a Business Combination.

The Meeting is being held, in part, to allow us additional time to complete a Business Combination (such as the Greenstone Business Combination).

How are the funds in the Trust Account currently being held?

On January 24, 2024, the SEC issued final rules (the “SPAC Rules”) relating to, among other items, disclosures in business combination transactions involving special purpose acquisition companies (“SPACs”), such as us, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), based on certain facts and circumstances such as duration, asset composition, sources of income, business purpose and activities of the SPAC and its management team in furtherance of such goals.

Until October 2023, the amounts held in the Trust Account had been invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in October 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash as cash items until the earlier of the consummation of a Business Combination or the liquidation of the Company. Following such liquidation, we will likely receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account in October 2023 and thereafter holding all funds in the Trust Account in cash items will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company as compared to what they would have received had we not liquidated such investments in the Trust Account. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, in October 2023, we instructed the trustee to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash items until the earlier of the consummation of our Business Combination or our liquidation. As a result, following such liquidation of investments in the Trust Account, we will receive less interest on the funds held in the Trust Account than we would have received had we not liquidated such investments in the Trust Account, which will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

•        Extension Amendment Proposal.    A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from September 30, 2024 to [    ] (or such earlier date as determined by the Board), and to allow the Company, without the need for another stockholder vote, to elect to further extend the Extended Date to consummate a Business Combination on a monthly basis for up to three times by an additional one month each time, unless the closing of a Business Combination shall have occurred prior thereto;

•        Redemption Limitation Amendment Proposal.    A proposal to remove from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million; and

•        Adjournment Proposal.    A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us more time to complete a Business Combination while the purpose of the Redemption Limitation Amendment Proposal is to facilitate the consummation of a Business Combination by eliminating from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, including in connection with any redemption upon consummation of a Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date (or Additional Charter Extension Date, if applicable). Such removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination (such as the Greenstone Business Combination) by September 30, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period and subsequently wind up. In the event of a liquidation, our Sponsor, the Anchor Investors, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before September 30, 2024. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. We do not believe that we will be able to consummate a Business Combination (including the Greenstone Business Combination) prior to September 30, 2024, given the actions that must occur prior to closing of a Business Combination (including the Greenstone Business Combination).

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in the IPO from September 30, 2024 to [    ] (or such earlier date as determined by the Board or Additional Charter Extension Date (if applicable)).

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Why is the Company proposing the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Company believes that the Redemption Limitation, which may prevent it from completing a Business Combination, is not needed. The purpose of the Redemption Limitation was initially to ensure that the Public Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the event that such Public Shares failed to be listed on an approved national securities exchange. The Company now intends to rely on a different exclusion set forth in the Exchange Act as a result of its securities being listed on The Nasdaq Stock Market LLC. Because the Public Shares would not be deemed to be a “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a Business Combination.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, if necessary.

Why should I vote “FOR” the Extension Amendment Proposal?

The Board believes stockholders should have an opportunity to evaluate the Greenstone Business Combination or any other Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in the IPO from September 30, 2024 to [    ] (or such earlier date as determined by the Board or Additional Charter Extension Date (if applicable))). The Extension would give the Company the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination before September 30, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to complete a Business Combination (such as the Greenstone Business Combination) in the timeframe contemplated by the Charter.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

The Board believes it is in the best interests of the Company and its stockholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation in order to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would fail to be in excess of $5 million upon the consummation of a Business Combination (such as the Greenstone Business Combination), the Charter would prevent the Company from being able to consummate a Business Combination (including the Greenstone Business Combination) even if all other conditions to closing are met.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

What vote is required to adopt the Proposals?

•        Extension Amendment Proposal.    The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

•        Redemption Limitation Amendment Proposal.    The approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Redemption Limitation Agreement Proposal and the Adjournment Proposal. Currently, our Sponsor and, former and current directors and officers own approximately 68.32% of our issued and outstanding shares of common stock, including 11,364,318 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

In addition, the Sponsor may enter into arrangements with certain of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements. In September 2023, the Sponsor and the Company entered into non-redemption agreements with 21 unaffiliated third-party investors, pursuant to which such investors agreed not to redeem an aggregate of 25,688,054 Public Shares in connection with the extension amendment proposal approved at the September 27, 2023 special meeting of Company stockholders in exchange for the Sponsor agreeing to transfer to such investors an aggregate of 2,568,805 Founder Shares held by the Sponsor, promptly following the closing of the Company’s Business Combination. Additionally, in January 2024, the Sponsor and the Company entered into non-redemption agreements with fourteen unaffiliated third-party investors, pursuant to which such investors agreed not to redeem an aggregate of 5,112,264 Public Shares in connection with the extension amendment proposal approved at the January 10, 2024 special meeting of Company stockholders in exchange for the Sponsor agreeing to transfer to such investors an aggregate of 1,022,453 Founder Shares held by the Sponsor, promptly following the closing of the Company’s Business Combination. The Sponsor and the Company may enter into similar non-redemption agreements with certain of the Company’s stockholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of the Proposals and all other relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, the Anchor Investors, directors and officers have in the approval of the Proposals?

The Sponsor, the Anchor Investors, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 11,364,318 Founder Shares (purchased for a nominal price) and 7,212,394 Private Placement Warrants (purchased for $10,818,590), which would expire worthless if a Business Combination is not consummated. See the section below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, the Anchor Investors, Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals, under the DGCL.

The Extension Amendment Proposal

When would the Board abandon the Extension Amendment Proposal?

The Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

The Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 30, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period and subsequently wind up. In the event of a liquidation, our Sponsor, the Anchor Investors, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to compete the Greenstone Business Combination or other Business Combination. Our seeking to complete a Business Combination will involve:

•        consummating the Transactions in connection with the Greenstone Business Combination, or if the Greenstone Business Combination is not consummated, consummating, negotiating and executing a definitive agreement and related agreements for an alternative Business Combination;

•        establishing a meeting date and record date for considering the Greenstone Business Combination or other Business Combination and completing and distributing proxy materials to stockholders; and

•        holding a special meeting to consider the Greenstone Business Combination or other Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to September 30, 2024.

If the Extension Amendment Proposal is approved by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date (or Additional Charter Extension Date, if applicable). We will remain a reporting company under the Exchange Act, and we expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Greenstone Business Combination or an alternative Business Combination. If stockholders approve a Business Combination (such as the Greenstone Business Combination), we expect to consummate such Business Combination as soon as possible following such stockholder approval.

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $56.2 million that was in the Trust Account as of June 30, 2024.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 30, 2024, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period and subsequently wind up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date (or Additional Charter Extension Date, if applicable). The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause the Company to fail to have net tangible assets in excess of $5 million. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and the Company receives notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or Sponsor’s option and in each entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

Would I still be able to exercise my redemption rights if I vote “AGAINST” a Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on a Business Combination (including the Greenstone Business Combination) when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a Business Combination. If you disagree with a Business Combination, you will retain your right to redeem your Public Shares upon consummation of a Business Combination in connection with the stockholder vote to approve a Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination (including the Greenstone Business Combination), or if we have not consummated a Business Combination by the Extended Date (or Additional Charter Extensions Date, if applicable).

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [    ], 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address [    ], along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the Meeting by dialing: (800) 450-7155 (toll-free) within the U.S. and Canada, or (857) 999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [    ]. This is a listen-only option, and you will not be able to vote or enter questions during the Meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by submitting another proxy by telephone or mail or through the Internet in accordance with the instructions on the accompanying proxy card or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary at Hennessy Capital Investment Corp. VI, c/o Secretary, PO Box 1036, 195 US Highway 50, Suite 309, Zephyr Cove, NV 89448, which must be received by our Secretary prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Redemption Limitation Amendment Proposal.    The Redemption Limitation Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chair of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, [    ] shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, [    ], 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, [    ] shares of our Class A common stock and [    ] shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Daniel J. Hennessy, our Chairman and Chief Executive Officer, and Nicholas Geeza, our Executive Vice-President, Chief Financial Officer and Secretary, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Hennessy and Mr. Geeza to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        Internet.    If you receive a printed copy of the proxy materials, follow the instructions on the proxy card to vote via the Internet.

•        Online at the Meeting.    If you are a stockholder of record, you may vote online at the Meeting.

•        By mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We may announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $[    ] in connection with its services to us, of which $[    ] is payable upon the closing of a Business Combination. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Sodali & Co.
333 Ludlow St., 5th Floor
Stamford, CT 06902
(203) 658-9400
Email: HCVI@info.sodali.com

You may also contact us at:

Hennessy Capital Investment Corp. VI
PO Box 1036
195 US Highway 50, Suite 309
Zephyr Cove, NV 89448
Attn: Nicholas Geeza
Telephone: (847) 477-8504

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking.

We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Proxy Statement, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Proxy Statement, those results or developments may not be indicative of results or developments in subsequent periods. The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks, uncertainties and assumptions include, but are not limited to, the following risks, uncertainties, assumptions and other factors:

•        our ability to select an appropriate target business or businesses if we are unable to consummate the Greenstone Business Combination;

•        our ability to effect the Extension;

•        our ability to consummate the Transactions and complete the Greenstone Business Combination or an alternative Business Combination;

•        our ability to consummate a Business Combination due to the uncertainty resulting from the Russia/Ukraine conflict, the ongoing conflicts in the Middle East, adverse changes in general economic industry and competitive conditions, adverse changes in government regulation or prevailing market interest rates and other events (such as terrorist attacks, natural disasters or a significant outbreak of other infectious diseases);

•        the anticipated benefits of the Greenstone Business Combination or an alternative Business Combination;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following a Business Combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination;

•        our potential ability to obtain additional financing to complete a Business Combination;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the availability to us of funds from interest income on the balance of the Trust Account;

•        the Trust Account not being subject to claims of third parties;

•        changes in SEC rules related to SPACs; or

•        our financial performance.

The foregoing risks and uncertainties may not be exhaustive. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 29, 2024, respectively, (iii) Quarterly Reports on Form 10-Q for the quarter ended March 30, 2023, as filed with the SEC on May 15, 2024, and for the quarter ended June 30, 2023, as filed with the SEC on August 14, 2024, and (iv) other reports we file with the SEC, before making a decision on how to vote your shares or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Greenstone Business Combination or any other Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Greenstone Business Combination (or any other Business Combination) will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Our ability to consummate the Greenstone Business Combination (or any other Business Combination) is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Greenstone Business Combination (or any other Business Combination). Even if the Extension or the Greenstone Business Combination (or any other Business Combination) are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Greenstone Business Combination (or any other Business Combination) on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Greenstone Business Combination (or any other Business Combination) vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. Liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Proposal is approved by our stockholders and the Extension is implemented by the Board. On June 28, 2024, the Treasury Department finalized certain of the proposed regulations (those relating to procedures for reporting and paying the excise tax). The remaining regulations (largely relating to the computation of the excise tax) remain in proposed form. The Treasury Department intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete the Business Combination (currently, September 30, 2024) is extended, our public stockholders will have the right to require us to redeem their Public Shares. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in the same taxable year of the Redemption Event, (iii) if we fail to timely consummate the Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any subsequent regulations or other guidance from the Treasury Department. Any excise tax that may be imposed on redemptions or other repurchases effected by us, in connection with a Business Combination, Extension or otherwise, would be payable by us and not the redeeming stockholder. To the extent the excise tax is applicable, the amount of cash available to effectuate a Business Combination or for distribution in a subsequent liquidation may be reduced, which could affect our ability to complete a Business Combination, or otherwise result in the stockholders of the combined company (including any of our stockholders who do not exercise their redemption rights in connection with the Extension or the initial business combination) to economically bear the impact of the excise tax.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete a Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of a Business Combination (such as the Greenstone Business Combination) may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination, including the SPAC Rules described below.

Nasdaq may delist our securities from trading on its exchange, which could limit our investors’ ability to make transactions in our securities and subject us to additional tradition restrictions.

Nasdaq IM-5101-2 requires that a SPAC must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. The extension that we are requesting at the Meeting will extend our ability to complete a Business Combination until up to the 42-month anniversary of our IPO, which will take us beyond the permitted period for a Business Combination under the foregoing Nasdaq rule. Therefore, unless we complete a business combination by September 30, 2024, we may be subject to suspension and delisting from The Nasdaq Capital Market due to our non-compliance with that requirement, unless we timely request a hearing before the Nasdaq Hearings Panel, in which case we may be given additional time to complete a Business Combination transaction prior to delisting.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a limited amount of news and analyst coverage in the future; (iv) institutional investors losing interest in our securities; (v) subjection to stockholder litigation and (vi) a decreased ability to issue additional securities or obtain additional financing in the future.

The SEC has recently issued final rules to regulate SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination.

On January 24, 2024, the SEC issued the SPAC Rules relating to, among other things, disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. The SPAC Rules became effective on May 28, 2024, 125 days after their publication in the Federal Register. In connection with the issuance of the SPAC Rules, the SEC also issued the SPAC Guidance regarding the potential liability of certain participants in proposed business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act based on certain facts and circumstances such as duration, asset composition, sources of income, business purpose and activities of the SPAC and its management team in furtherance of such goals.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Guidance, may increase the costs and the time required to consummate a Business Combination, and may constrain the circumstances under which we could complete a Business Combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, in October 2023, we instructed the trustee to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash items until the earlier of the consummation of our Business Combination or our liquidation. As a result, following such liquidation of investments in the Trust Account, we will receive less interest on the funds held in the Trust Account than we would have received had we not liquidated such investments in the Trust Account, which will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As described above, the SPAC Guidance relates to, among other things, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company will be a question of facts and circumstances under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company.

Until October 2023, the amounts held in the Trust Account had been invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in October 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash as cash items until the earlier of the consummation of a Business Combination or the liquidation of the Company. Following such liquidation, we will likely receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account in October 2023 and thereafter holding all funds in the Trust Account in cash items will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company as compared to what they would have received had we not liquidated such investments in the Trust Account.

It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be subject to burdensome compliance requirements and we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

Since the Sponsor, the Anchor Investors and our directors and officers will lose their entire investment in us if a Business Combination is not completed, they may have a conflict of interest in the approval of the proposals at the Meeting.

The Sponsor, the Anchor Investors and our directors and officers may have interests in the Proposals that may conflict with those of other stockholders in recommending that stockholders vote in favor of the Proposals. These interests include, among other things, Founder Shares held by the Sponsor and our directors and officers or to which the Anchor Investors may have a right to acquire from the Sponsor at the consummation of a Business Combination, which Founder Shares will be worthless (as the Sponsor, the Anchor Investors, and our directors and officers will not receive liquidation rights from the Trust Account with respect to such Founder Shares), and the Private Placement Warrants held by the Sponsor and the Anchor Investors, which will expire worthless, in each case if the Extension Amendment Proposal is not approved, and we do not consummate a Business Combination within the applicable time limits set forth in the Charter. Furthermore, certain of our directors and officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if a Business Combination is not consummated. The personal and financial interests of the Sponsor, the Anchor Investors, and the directors and officers may have influenced their motivation in consummating a Business Combination in order to close a Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the Proposals at the Meeting.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, the Anchor Investors, Directors and Officers.”

We have incurred and expect to incur significant costs associated with a Business Combination. Whether or not a Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with a Business Combination and operating as a public company following the closing of a Business Combination. We may also incur additional costs to retain key employees. Even if a Business Combination is not completed, we expect to incur additional expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

We may not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The Sponsor is not, is not controlled by, and does not have substantial ties with a foreign person and therefore, we believe, will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as CFIUS. However, a Business Combination with a U.S. business may be subject to foreign ownership restrictions or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a Business Combination with a U.S. business falls within the scope of foreign ownership restrictions or CFIUS’s jurisdiction, we may determine that we or another person involved with a Business Combination are required to make a mandatory filing or that we or another person involved with a Business Combination will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay a Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of a transaction with us or prevent us from pursuing certain business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete a Business Combination. If we cannot complete a Business Combination by September 30, 2024, or such later date that may be approved by our stockholders, such as the Extended Date (or Additional Charter Extension Date, if applicable), because the review process extends beyond such timeframe or because a Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $10.66 per share held in the Trust Account as of June 30, 2024 (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated in January 2021 as a Delaware corporation and formed for the purpose of effecting a Business Combination with one or more businesses.

There are currently 5,268,914 shares of our Class A common stock and 11,364,318 shares of Class B common stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 11,364,318 shares of Class A common stock as part of the IPO and (ii) Private Placement Warrants to purchase 7,212,394 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of the IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our Business Combination and expire five years after the completion of our Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading-day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of June 30, 2024, approximately $56.2 million from the IPO and the simultaneous sale of the Private Placement Warrants is being held in our Trust Account in the United States maintained by Continental, acting as trustee, held in demand deposit accounts, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in October 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash as cash items until the earlier of the consummation of a Business Combination or the liquidation of the Company. Following such liquidation, we will likely receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account in October 2023 and thereafter holding all funds in the Trust Account in cash items will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company as compared to what they would have received had we not liquidated such investments in the Trust Account. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, in October 2023, we instructed the trustee to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash items until the earlier of the consummation of our Business Combination or our liquidation. As a result, following such liquidation of investments in the Trust Account, we will receive less interest on the funds held in the Trust Account than we would have received had we not liquidated such investments in the Trust Account, which will reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date (or Additional Charter Extension Date, if applicable).

THE MEETING

Overview

Date, time and Place

The Meeting will be held at [            ] Eastern time on [            ], 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at [            ]. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to [            ], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by [            ], 2024 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chair of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, [            ] shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Redemption Limitation Amendment Proposal

Approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Redemption Limitation Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were [            ] shares of Class A common stock and [            ] shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Extension Amendment Proposal and Redemption Limitation Amendment Proposal are approved, and the Extension and Redemption Limitation Amendment are implemented, public stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares. As of the June 30, 2024, based on funds in the Trust Account of approximately $56.2 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.66 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension and Redemption Limitation Amendment, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date (or Additional Charter Extension Date, if applicable). See the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Sodali & Co.
333 Ludlow St., 5th Floor
Stamford, CT 06902
(203) 658-9400
Email: HCVI@info.sodali.com

Recommendation of the Board

After careful consideration of the terms and conditions of the Proposals and all other relevant factors, the Board determined unanimously that each of the Proposals is advisable and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination (such as the Greenstone Business Combination) to the Extended Date (or the Additional Charter Extension Date, if applicable) so as to provide the Company with additional time to complete a Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until September 30, 2024 to complete a Business Combination. The purpose of the Extension Amendment and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete a Business Combination (such as Greenstone Business Combination). Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Charter provides for all public stockholders to have an opportunity to redeem their Public Shares if our Completion Period is extended as described above. We believe that the foregoing Charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company fails to complete a Business Combination (such as the Greenstone Business Combination) in the timeframe contemplated by the Charter. In addition, the Charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our Completion Period.

We will not be able to conclude a Business Combination (including the Greenstone Business Combination) by September 30, 2024. Because we continue to believe that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond September 30, 2024 to the Extended Date (or Additional Charter Extension Date, if applicable).

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination (such as the Greenstone Business Combination). Therefore, the Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 30, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period and subsequently wind up. In the event of a liquidation, our Sponsor, the Anchor Investors, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date (or Additional Charter Extension Date, if applicable). We will remain a reporting company under the Exchange Act, and we expect that our units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date (or Additional Charter Extension Date, if applicable).

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $56.2 million that was in the Trust Account as of June 30, 2024.

The Company is listed on The Nasdaq Stock Market LLC. Nasdaq IM-5101-2 requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The extension that we are requesting at the Meeting will extend until the 42-month anniversary of our IPO, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, unless we complete a business combination by September 30, 2024, we may be subject to suspension and delisting from The Nasdaq Capital Market due to our non-compliance with that requirement, unless we timely request a hearing before the Nasdaq Hearings Panel, in which case we may be given additional time to complete a business combination transaction prior to delisting. For more information see the section entitled “Risk Factors — Nasdaq may delist our securities from trading on its exchange, which could limit our investors’ ability to make transactions in our securities and subject us to additional tradition restrictions.”

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares. As of June 30, 2024, based on funds in the Trust Account of approximately $56.2 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.66 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [    ], 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [    ], 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [    ], 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [    ], 2024 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares. As of June 30, 2024, based on funds in the Trust Account of approximately $56.2 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.66 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on [    ] as reported on The Nasdaq Stock Market LLC was $[    ].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [    ], 2024 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if a Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we have to complete a Business Combination. Therefore, the Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our former and current directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 11,364,318 Founder Shares, representing approximately 68.32% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment. In addition, the Sponsor may enter into arrangements with certain of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements. In September 2023, the Sponsor and the Company entered into non-redemption agreements with 21 unaffiliated third-party investors, pursuant to which such investors agreed not to redeem an aggregate of 25,688,054 Public Shares in connection with the extension amendment proposal approved at the September 27, 2023 special meeting of Company stockholders in exchange for the Sponsor agreeing to transfer to such investors an aggregate of 2,568,805 Founder Shares held by the Sponsor, promptly following the closing of the Company’s Business Combination. Additionally, in January 2024, the Sponsor and the Company entered into non-redemption agreements with fourteen unaffiliated third-party investors, pursuant to which such investors agreed not to redeem an aggregate of 5,112,264 Public Shares in connection with the extension amendment proposal approved at the January 10, 2024 special meeting of Company stockholders in exchange for the Sponsor agreeing to transfer to such investors an aggregate of 1,022,453 Founder Shares held by the Sponsor, promptly following the closing of the Company’s Business Combination. The Sponsor and the Company may enter into similar non-redemption agreements with certain of the Company’s stockholders in connection with the Extension Amendment Proposal.

Interests of the Sponsor, the Anchor Investors, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor, the Anchor Investors, and our directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor, the Anchor Investors, and our former and current officers and directors hold in the aggregate 11,364,318 Founder Shares and 7,212,394 Private Placement Warrants, all of which would expire worthless if a Business Combination is not consummated;

•        the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•        the fact that none of our officers (except as set forth below) or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter;

•        the fact that we paid Mr. Petruska, our former Chief Financial Officer, $29,000 per month for his services prior to his resignation as an officer on August 2, 2023, of which $14,000 per month is payable upon the successful completion of a Business Combination;

•        the fact that we paid Mr. Ethridge, one of our directors and our former President and Chief Operating Officer, $29,000 per month for his services until his resignation as an officer (but not as a director) on August 27, 2023, of which $14,000 per month is payable upon the successful completion of a Business Combination; and

•        a working capital loan from the Sponsor, which provides for borrowings of $200,000.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration the terms and conditions of the Proposals and of all other relevant factors, the Board has determined that the Extension Amendment is advisable and in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until September 30, 2024 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before September 30, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to complete a Business Combination (such as the Greenstone Business Combination) in the timeframe contemplated by the Charter. In addition, the Charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our Completion Period.

We will not be able to conclude a Business Combination (including the Greenstone Business Combination) by September 30, 2024. Because we continue to believe that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond September 30, 2024 to the Extended Date (or Additional Charter Extension Date, if applicable).

The Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Charter to eliminate the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million.

The purpose of the Redemption Limitation requirements was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the Charter to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market LLC (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on The Nasdaq Stock Market LLC.

As disclosed in the Company’s IPO prospectus, because the net proceeds of the Company’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs like the Company have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the Charter was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on The Nasdaq Stock Market LLC and have been since the consummation of its IPO. The Company believes that The Nasdaq Stock Market LLC has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Stockholders are being asked to adopt the Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of a Business Combination. The Charter limits the Company’s ability to consummate a Business Combination, or to redeem Public Shares in connection with a Business Combination, if it would cause the Company to fail to have net tangible assets in excess of $5 million. The purpose of such limitation was initially to ensure that the Public Shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Public Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would not exceed $5 million upon the consummation of a Business Combination, the Charter would prevent the Company from being able to consummate a Business Combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Charter would be amended to delete the Redemption Limitation language from the Charter as set forth in Annex B to this proxy statement.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or the Sponsor’s option and in such entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment is conditioned on the approval of the Extension Proposal. If both the Extension Proposal and the Redemption Limitation Amendment are approved, the Company will file the amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex B hereto to eliminate the Redemption Limitation. The Company will also file the amendments to the Charter in the form of Annex A hereto to effectuate the Extension. We will remain a reporting company under the Exchange Act, and we expect that our units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Greenstone Business Combination or an alternative Business Combination by the Extended Date (or Additional Charter Extension Date, applicable).

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Redemption Limitation Amendment Proposal. Broker non-voted, abstentions or the failure to vote on the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.

The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE REDEMPTION LIMITATION PROPOSAL.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In no event will the Board adjourn the Meeting beyond September 30, 2024.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-third of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 16,633,232 shares of our common stock, consisting of (1) 5,268,914 shares of our Class A common stock (including Public Shares that are underlying the our units) and (ii) 11,364,318 shares of our Class B common stock, issued and outstanding as of August 14, 2024. The table below does not include the common shares underlying the SPAC Warrants, as it is uncertain as to whether they are exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)(2)	Number of Shares Beneficially Owned	Percentage of Class A Common Stock	Number of Shares Beneficially Owned	Percentage of Class B Common Stock
Directors and Executive Officers
Daniel J. Hennessy(3)	—	—	11,239,318	98.90%
Nicholas Geeza	—	—	—	—%
Anna Brunelle(4)	—		25,000	* %
Sidney Dillard(4)	—	—	25,000	* %
Walter Roloson(4)	—	—	25,000	* %
John Zimmerman(4)	—	—	25,000	* %
All directors and executive officers and directors as a group (6 individuals)	—	—	11,339,318	99.78%
Holders known to us to beneficially own more than 5% of our outstanding Common Stock:
Hennessy Capital Partners VI LLC (our Sponsor)(3)	—	—	11,239,318	98.90%
Atlas Merchant Capital SPAC Fund LLP(5)	500,000	9.49%	—	—

____________

*        Less than 1%.

(1)      The table above does not include the shares of Class A common stock underlying the Private Placement Warrants or the Public Warrants because these securities are not exercisable within 60 days of this Proxy Statement.

(2)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Hennessy Capital Investment Corp. VI, 195 US Highway 50, Suite 309, Zephyr Cove, Nevada 89448.

(3)      Hennessy Capital Partners VI LLC is the record holder of the shares reported herein. Hennessy Capital Group LLC is the managing member of the Sponsor. Daniel J. Hennessy, our Chairman and Chief Executive Officer, is the sole managing member of Hennessy Capital Group LLC. Consequently, Mr. Hennessy may be deemed the beneficial owner of the founder shares held by the Sponsor and have shared voting and dispositive control over such securities. Mr. Hennessy disclaims beneficial ownership over any securities owned by the Sponsor in which he does not have any pecuniary interest.

(4)      Does not include any shares indirectly owned by this individual as a result of his or her direct or indirect ownership interest in the Sponsor.

(5)      This information is based solely on a Schedule 13G/A filed jointly by Atlas Merchant Capital SPAC Fund I LP (the “Fund”), Atlas Merchant Capital LLC (the “Advisor”), Atlas Merchant Capital Holdings, Ltd. (the “Holdings”), Atlas Merchant Capital GP LLC (“AMC-GP”), AMC SPAC Fund GP LP (the “GP”), AMC SPAC Fund MGP LLC (the “AMC MGP”) and Robert E. Diamond, JR and David I. Schamis as the sole members of AMC-GP and AMC MGP (together, with the Fund, the Advisor, the Holdings, AMC-GP, GP and AMC MGP, the “ Atlas Reporting Persons”). The Atlas Reporting Persons have a shared voting power and a shared dispositive power of 500,000 shares. The principal business address of the Atlas Reporting Persons is 477 Madison Avenue, 22nd FL, New York, New York 10022.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the closing of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. In addition to satisfying the applicable requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the date for the preceding year’s annual meeting of stockholders, except that, if we did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 days from the previous year, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (307) 201-1903 or PO Box 1036, 195 US Highway 50, Suite 309 Zephyr Cove, NV 89448 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co.
333 Ludlow St., 5th Floor
Stamford, CT 06902
(203) 658-9400
Email: HCVI@info.sodali.com

You may also obtain these documents by requesting them from us at the following address and telephone number:

Hennessy Capital Investment Corp. VI
PO Box 1036
195 US Highway 50, Suite 309
Zephyr Cove, NV 89488
Attn: Nicholas Geeza
Telephone: (847) 477-8504

If you are a stockholder of the Company and would like to request documents, please do so by [        ], 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

PROPOSED THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HENNESSY CAPITAL INVESTMENT CORP. VI

Pursuant to Section 242 of the
Delaware General Corporation Law

Hennessy Capital Investment Corp. VI (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)      The name of the Corporation is Hennessy Capital Investment Corp. VI. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 22, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 28, 2021 (as amended by the First Amendment (as defined below) and further amended by the Second Amendment (as defined below), the “Amended and Restated Certificate of Incorporation”).

2)      A First Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 29, 2023 (the “First Amendment”).

3)      A Second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 10, 2024 (the “Second Amendment”).

4)      This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5)      This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6)      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before [            ] provided that the Corporation has the right, by resolution of the Board, to further extend such date to consummate a business combination up to three times for an additional one month each time, until up to [    ], 2025 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for business) (the “Completion Window”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Hennessy Capital Investment Corp. VI has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this _____ day of _____, 2024.

HENNESSY CAPITAL INVESTMENT CORP. VI
By:
Name:	Daniel J. Hennessy
Title:	Chairman and Chief Executive Officer

Annex A-2

Annex B

PROPOSED FOURTH AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HENNESSY CAPITAL INVESTMENT CORP. VI

Hennessy Capital Investment Corp. VI., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1)      The name of the Corporation is Hennessy Capital Investment Corp. VI. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 22, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 28, 2021 (as amended by the First Amendment (as defined below) and further amended by the Second Amendment (as defined below) and Third Amendment (as defined below), the “Amended and Restated Certificate of Incorporation”)).

2)      A First Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 29, 2023 (the “First Amendment”).

3)      A Second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 10, 2024 (the “Second Amendment”).

4)      A Third Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on the date hereof (the “Third Amendment”).

5)      This Fourth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

6)      This Fourth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

7)      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

8)      The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

“If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (or such other vote as the applicable law or stock exchange rules then in effect may require).”

9)      The text of Section 9.2(f) of Article IX is hereby deleted in its entirety.

Annex B-1

10)    The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

“If, in accordance with Section 9.1(a), any amendment is made to this Certificate of Incorporation to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within the Completion Window or with respect to any other material provisions of this Certificate of Incorporation relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Offering Shares.”

All other provisions of the Certificate of Incorporation shall remain in full force and effect.

Annex B-2

IN WITNESS WHEREOF, Hennessy Capital Investment Corp. VI has caused this Fourth Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this _____ day of _____, 2024.

HENNESSY CAPITAL INVESTMENT CORP. VI
By:
Name:	Daniel J. Hennessy
Title:	Chairman and Chief Executive Officer

Annex B-3

Annex C

HENNESSY CAPITAL INVESTMENT CORP. VI
195 US Highway 50, Suite 309
Zephyr Cove, NV 89448
SPECIAL MEETING OF STOCKHOLDERS
[    ], 2024
YOUR VOTE IS IMPORTANT
FOLD AND DETATCH HERE
HENNESSY CAPITAL INVESTMENT CORP. VI
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [    ], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [    ], (the “Proxy Statement”) in connection with the special meeting of stockholders of Hennessy Capital Investment Corp. VI (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [    ] Eastern time on [    ], 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Daniel J. Hennessy and Nicholas Geeza, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [    ]:

The notice of meeting and the accompanying Proxy Statement are available at
[        ].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from September 30, 2024 to [    ], 2025 (the “Extended Date”) (or such earlier date as determined by the Board) and to allow the Company, without another stockholder vote, to elect, by resolution of the Company’s board of directors, to further extend the Extended Date to consummate a business combination up to three times for an additional one month each time, until up to [    ], 2025.

	☐	☐	☐

Proposal 2 — Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to remove the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million.

	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

	☐	☐	☐

Date: _____________________, 2024

Signature _______________________

Signature (if held jointly) ___________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Annex C-1